Exhibit 32.2.1.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Foamex International Inc. on Form 10-K/A for the period ended December 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert M. Larney, Chief Financial Officer of Foamex International Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Foamex International Inc.

/s/ Robert M. Larney

Robert M. Larney

Chief Financial Officer

April 17, 2008